Supplement dated September 19, 2012

to the variable annuity prospectuses for

LifeTrust Variable Annuity Issued by MML Bay State Life Insurance Company and LifeTrust Variable Annuity Issued by Massachusetts Mutual Life Insurance Company

dated May 1, 2004, as amended

This Supplement Supersedes and Replaces Supplement PS12_02 Dated September 18, 2012.

This supplement revises the prospectus to reflect that effective October 26, 2012 the Oppenheimer High Income Fund/VA will be reorganized with and into the Oppenheimer Global Strategic Income Fund/VA.

Effective October 26, 2012, after the close of the New York Stock Exchange (NYSE), we will transfer contract value allocated to the Oppenheimer High Income Fund/VA into the Oppenheimer Global Strategic Income Fund/VA of the same share class. If you submit transaction requests (in good order) involving the Oppenheimer High Income Fund/VA before the NYSE closes on October 26, 2012, we will process those requests prior to the transfer.

Once the transfer occurs, the Oppenheimer High Income Fund/VA will no longer be available as an investment choice. Additionally, once the transfer occurs, we will consider any reference to the Oppenheimer High Income Fund/VA in a written transaction request received in good order to be a reference to the Oppenheimer Global Strategic Income Fund/VA.

Impact on Withdrawal Program Instructions and Annuity Payments. After October 26, 2012, if your current withdrawal program and/or annuity payment instructions direct us to utilize the Oppenheimer High Income Fund/VA, we will replace the fund with the Oppenheimer Global Strategic Income Fund/VA.

Transfer Charges and Limits. If, due to the reorganization, we transfer any of your contract value into the Oppenheimer Global Strategic Income Fund/VA, such transfer will not count towards the number of transfers allowed per contract year; will not count towards transfer limits imposed by our market timing policies; and will not be subject to a transfer charge.

If you have questions about this supplement contact your registered representative or call our Service Center at (800) 272-2216 Monday through Friday between 8 a.m. and 8 p.m. Eastern Time to speak to a representative.

PS12_03	page 1 of 1